                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 (Amendment No. 5)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: December 1, 2003

                              ENERGY PRODUCERS, INC.

             (Exact name of registrant as specified in its charter)

              Nevada                  000-32507              88-0345961

      (State of Incorporation) (Commission File Number)    (IRS Employer

                                                         Identification No.)

                          Dennis R. Alexander, President

                              Energy Producers, Inc.

          7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774

          ------------------------------------------------------------

                    (Address of Principal Executive Offices)

                                 (480) 778-0488

                    ----------------------------------------

              (Registrant's telephone number, including area code)

Note: This 8-K/A (Amendment No. 5) provides the financial statements and pro forma financial statements required by Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a)   The financial statements of International Yacht Sales Group, Ltd. appear on pages F-1 to F-10.

b)   The pro forma financial statements of Energy Producers, Inc. appear on pages F-11 to F-14.

       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused this amended Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENERGY PRODUCERS, INC.

                                         (Registrant)

                                       By:   /s/  Dennis R. Alexander

                                             ------------------------

                                                  Dennis R. Alexander

                                                  President

Date:  May 10, 2004

FINANCIAL STATEMENTS

OF

INTERNATIONAL YACHT SALES GROUP, LTD.

December 31, 2003

Independent Auditor’s Report

The Shareholders

International Yacht Sales Group, Ltd.

We have audited the accompanying consolidated balance sheets of International Yacht Sales Group, Ltd. as of December 31, 2003 and the related consolidated statements of operations and consolidated statements of changes in shareholders’ equity and cash flows from inception, April 3, 2003 through December 31, 2003. These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance using auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Yacht Sales Group, Ltd. as of December 31, 2003 and the related consolidated statements of operations and consolidated statement of changes in shareholders’ equity and cash flows from inception, April 3, 2003 through December 31, 2003 in conformity with generally accepted accounting principles generally accepted in the United States of America.

/s/ Donahue Associates, LLC

Donahue Associates, LLC.

Monmouth Beach, New Jersey

April 20, 2004

International Yacht Sales Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2003

ASSETS

Current assets:
Cash & interest bearing deposits	$38,998
Total current assets	38,998

Other assets:
Property & equipment- net	1,336,746
Receivables from officers and affiliates	116,142

Total assets	$1,491,886

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable & accrued expenses	$8,542
Deferred revenues	123,649
Total current liabilities	132,191

Shareholders' equity:
Common stock- $.10 stated value, 100 authorized and issued	$1
Additional paid in capital	1,539,999
Accumulated deficit	(177,414)
Accumulated other comprehensive loss	(2,891)
Total shareholders' equity	1,359,695

Total Liabilities & Shareholders' Equity	$1,491,886

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Consolidated Statements of Operations

From Inception, April 3, 2003 through December 31, 2003

Revenues:
Gross revenues	$557,550
Less cost of sales	(399,005)

Net gross profit on sales	158,545

General and administrative expenses:
General administration	334,544

Total general & administrative expenses	334,544

Net loss from operations	(175,999)

Other revenues and expenses:
Interest expense	(1,415)

Net loss before provision for income taxes	(177,414)

Provision for income taxes	0

Net loss	($177,414)

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Consolidated Statements of Cash Flows

From Inception, April 3, 2003 through December 31, 2003

Operating Activities:
Net loss	($177,414)
Adjustments to reconcile net income items
not requiring the use of cash:
Depreciation expense	200,362
Changes in other operating assets and liabilities :
Accounts payable and accrued expenses	8,543
Deferred revenues	123,649
Net cash provided by operations	155,140

Financing Activities:
Advances to officers and affiliates	(116,142)
Net cash used by financing activities	(116,142)

Net increase in cash during the period	38,998

Cash balance at inception, April 3, 2003	0

Cash balance at December 31, 2003	$38,998

Supplemental disclosures of cash flow information:
Interest paid during the period	$0
Income taxes paid during the period	$0

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Consolidated Statement of Changes in Shareholders’ Equity

From Inception, April 3, 2003 through December 31, 2003

					Accumulated
					Other
	Common	Common	Paid in	Accumulated	Comprehensive
	Shares	Par Value	Capital	Deficit	Loss	Total

Balance at inception, 4/3/03	0	$0	$0	$0	$0	$0

Issuance of shares	100	1	1,539,999			1,540,000

Foreign currency
translation adjustment					(2,891)	(2,891)

Net loss for the period				(177,414)		(177,414)

Balance at 12/31/03	100	$1	$1,539,999	($177,414)	($2,891)	$1,359,695

	Comprehensive
	Loss

Foreign currency
translation adjustment	($2,891)

Net loss for the period	(177,414)

Comprehensive loss for the period	($180,305)

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Notes to the Financial Statements

From Inception, April 3, 2003 through December 31, 2003

1.    Organization of the Company and Significant Accounting Principles

International Yacht Sales Group, Ltd (the Company) was incorporated in the United Kingdom in May 2002 and began operations in April 2003.  The Company owns the brand name and rights to International Yacht Sales, Brokerage and Charter (IYSBC) and International Commercial Shipping (ICS).  Through IYSBC and ICS, the Company is a an on-line window shop conveyance and broker for the purchase of vessels.

In December 2003, the Company was purchased by Energy Producers, Inc.,(EPI) a publicly traded holding company located in Stephens, Arkansas.  The Company became a wholly owned subsidiary of EPI.

Consolidation- the accompanying consolidated financial statements include the accounts of the company and its wholly owned subsidiaries.  All significant inter-company balances have been eliminated.

Use of Estimates- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include.  Actual results may differ from these estimates.

Revenue Recognition- The Company combines buyers and sellers of vessels through its on-line shop and conveyance window. The Company charges a broker commissions to the purchaser ranging from 6% to 10% on the sale of vessels.

Cash and interest bearing deposits- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

Accounts receivable- The Company provides, through charges to income, a charge for bad debt expense, which is based upon management's evaluation of numerous factors.  These factors include economic conditions, a predictive analysis of the outcome of the current portfolio and prior credit loss experience, and the degree to which the receivable is secured by liens on assets.

Software Development Costs- The Company applies Statement of Financial Accounting Standard No. 86 (SFAS No. 86), Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed, (SFAS No. 86), to account for the costs in developing the IYSG software and web-site programs.

SFAS No. 86 provides that the costs of producing software programs subsequent to establishing technological feasibility shall be capitalized.  The capitalization of such costs ceases when the product becomes available to customers.  Amortization of the capitalized costs begins when the software product becomes available to customers and is calculated using the straight-line method over a period of three years.

Property & Equipment- Office and computer equipment are stated at cost. Depreciation expense is computed using the straight-line method over the estimated useful life of the asset. The following is a summary of the estimated useful lives used in computing depreciation expense:

Software

3 years

Expenditures for major repairs and renewals that extend the useful life of the asset are capitalized.  Minor repair expenditures are charged to expense as incurred.

Long Lived Assets- The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

Income taxes- The Company’s net income are consolidated with the parent company for the purpose of filing income tax returns.  Consequently, no provision for income taxes has been made in the statement of operations.

Comprehensive Income - Effective July 1, 1998, the Company adopted SFAS No. 130, Reporting Comprehensive Income.  SFAS No. 130 requires that, as part of a full set of financial statements, entities must present comprehensive income, which is the sum of net income and other comprehensive income.  Other comprehensive income represents total non-stockholder changes in equity.  The Company has included its presentation of comprehensive income in the accompanying consolidated statements of stockholders’ equity.

Foreign Currency Translation - Balance sheet accounts of the Company’s foreign operations are translated at the exchange rate in effect at year-end and income statement accounts are translated at the average exchange rate prevailing during the year.  Gains and losses arising from the translation of foreign subsidiary financial statements are included in other comprehensive income.

Recent accounting pronouncements- In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit of Disposal Activities”(SFAS 146). This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities. Under SFAS 146 companies will recognize a cost associated with an exit or disposal activity when a liability has been incurred.  SFAS 146 also introduces discounting the liability associated with the exit or disposal activity for the time between the cost being incurred and when the liability is ultimately settled. Management has concluded that the adoption of SFAS 146 would not have had a material impact on the Company's fiscal 2003 financial position or results of operations.

In October 2002, the FASB issued SFAS No. 147, “Acquisitions of Certain Financial Institutions”(SFAS 146). The statement provides guidance on the accounting for the acquisition of a financial institution where the excess of the fair value of liabilities assumed over the fair value of tangible and intangible assets acquired represents goodwill. Management has concluded that the adoption of SFAS 147 would not have had a material impact on the Company's fiscal 2003 financial position or results of operations.

 In December 2002, The FASB issued FAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure, an amendment of FASB Statement No. 123”. This statement expands the disclosure requirements with respect to stock-based compensation.  The transition guidance and annual disclosure provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002.  The adoption of SFAS No. 148 did not impact the Company’s financial condition or results of operations for fiscal year 2003.

2.    Fair Values of Financial Instruments

The carrying amounts of the cash, accounts receivable, receivables from shareholders, accounts payable and accrued expenses, accrued interest payable,  bank loan payable, notes payable, and notes payable to shareholders reported in the balance sheet are estimated by management to approximate fair value.

3.    Common Stock Transactions

In April 2003, the Company issued 100 shares of common stock and received ownership to the software for the Company’s on-line vessel window and conveyance shop.  The Company recorded the fair value of the software asset as determined by an analysis of an independent United States based certified public accounting firm to record the transaction.  The software asset was valued by the analysis at $1,540,000.

4.    Property and Equipment

A summary of property and equipment at December 31, 2003 is as follows:

Web site and software	$1,540,000
Accumulated depreciation	(203,252)

Net property & equipment	$1,336,748

5.    Addendum to the Consolidated Statement of Cash Flows

The following transactions have been classified as non-cash transactions and have been excluded from the statement of cash flows for the period from inception through December 31, 2003:

In April 2003, the Company issued 100 shares of common stock and received ownership to the software for the Company’s on-line vessel window and conveyance shop.  The Company recorded the fair value of the software asset as determined by an analysis of an independent United States based certified public accounting firm to record the transaction.  The software asset was valued by the analysis at $1,540,000.

6.    Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash.  The Company deposits certain funds with a bank located in England where there is no insurance on bank deposits.  As of December 31, 2003, the Company’s uninsured deposits amounted to $38,998.

7.    Related Party Transactions

During the period from inception to December 31, 2003, the chief executive officer provided office space to the Company at no cost to the Company.

During the period from April 2003 through December 2003, the Company advanced $116, 142 to officers of the Company and shareholders of the parent company.  The Company imputed interest at 10% on the advances and recorded interest expense of $1,415 in the consolidated statements of operations.

Energy Producers, Inc.

Pro-Forma Consolidated Balance Sheets

As of December 31, 2003

ASSETS

Current assets:
Cash & interest bearing deposits	$45,155
Accounts receivable	21,933
Total current assets	67,088

Other assets:
Property & equipment- net	1,346,701
Receivables from shareholders	167,890
Total assets	$1,581,679

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable & accrued expenses	$462,334
Advances and notes payable- shareholders	638,679
Accrued interest payable	166,513
Deferred revenues	123,649
Loans payable to banks	4,936
Notes payable	3,000
Capital lease payable- current portion	3,989
Total current liabilities	1,403,100

Capital lease payable- non current portion	9,273

Net liability of discontinued operation	29,096

Shareholders' equity:
Preferred stock, 50,000,000 shares authorized at par value $.001,
no stated dividend, none outstanding	$0
Common stock- $.001 par value, authorized 200,000,000 shares, issued and outstanding, 36,088,968 at December 31, 2003 and
12,017,812 shares at December 31, 2002	36,089
Additional paid in capital	2,983,534
Accumulated deficit	(2,876,522)
Accumulated other comprehensive loss	(2,891)
Total shareholders' equity	140,210

Total Liabilities & Shareholders' Equity	$1,581,679

Energy Producers, Inc.

Pro-Forma Consolidated Statements of Operations

For the Year Ended December 31, 2003

Revenues:
Gross revenues	$557,550
Less cost of sales	(399,005)

Net gross profit on sales	158,545

General and administrative expenses:
General administration	1,579,413

Total general & administrative expenses	1,579,413

Net loss from operations	(1,420,868)

Other revenues and expenses:
Other income	0
Interest expense	(64,366)

Net loss before provision for income taxes	(1,485,234)

Provision for income taxes	0

Net loss from continuing operations	(1,485,234)

Discontinued operations (net of tax)	(107,966)

Net loss	($1,593,200)

Basic & fully diluted net loss per common share
Loss from continuing operations	($0.09)
Loss from discontinued operations	($0.01)
Loss per share	($0.10)

Weighted average of common shares outstanding:
Basic & fully diluted	15,915,354

Energy Producers, Inc.

Pro-Forma Consolidated Statements of Cash Flows

For the Year Ended December 31, 2003

Operating Activities:
Net loss from continuing operations	($1,485,234)
Adjustments to reconcile net income items
not requiring the use of cash:
Depreciation & amortization	213,954
Revaluation of oil leases	0
Consulting fees	587,450
Impairment expense	145,507
Changes in other operating assets and liabilities :
Accounts receivable	(2,227)
Prepaid expenses	13,837
Accounts payable and accrued expenses	350,609
Interest payable	(567,883)
Deferred revenues	(104,678)
Net cash used by operations	(848,665)

Investing Activities:
Cash acquired in purchase of subsidiary	145,061
Sale of property & equipment	0
Purchase of property & equipment	0
Net cash used by investing activities	145,061

Financing Activities:
Payment of capital lease	(22,290)
Issuance of common stock	8,000
Payment of notes payable	0
Loans received from shareholders	743,906
Net cash provided by financing activities	729,616

Net increase (decrease) in cash during the fiscal year	26,012

Cash balance at beginning of the fiscal year	19,143

Cash balance at end of the fiscal year	$45,155

Supplemental disclosures of cash flow information:
Interest paid during the period	$0
Income taxes paid during the period	$0

Energy Producers, Inc.

Pro-Forma Consolidated Statement of Changes in Shareholders’ Equity

For the Year Ended December 31, 2003

					Accumulated
					Other
	Common	Common	Paid in	Accumulated	Comprehensive
	Shares	Par Value	Capital	Deficit	Loss	Total

Balance at 1/1/03	12,017,812	$12,018	$707,039	($1,283,322)	$0	($564,265)

Issued stock for services	6,820,000	6,820	580,630			587,450

Issued common stock	200,000	200	7,800			8,000

Issued stock to
purchase subsidiary	17,051,156	17,051	1,688,065			1,705,116

Foreign currency
translation adjustment					(2,891)	(2,891)

Net loss for the fiscal year				(1,593,200)		(1,593,200)

Balance at 12/31/03	36,088,968	$36,089	$2,983,534	($2,876,522)	($2,891)	$140,210

	Comprehensive
	Loss

Foreign currency
translation adjustment	($2,891)

Net loss for the fiscal year 2003	(1,593,200)

Comprehensive loss fiscal 2003	($1,596,091)